Exhibit 99.1

AMENDED AND RESTATED

CHARTER OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS OF BLUE BIRD CORPORATION

Purpose

The primary purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Blue Bird Corporation (the “Company”) is to assist the Board in fulfilling its responsibilities with regard to the oversight and monitoring of matters involving the accounting, auditing, financial reporting, tax, legal and regulatory compliance and risk management functions of the Company. To this end, the Committee shall be responsible for supporting the Board’s efforts to oversee and monitor: (1) the quality, integrity and credibility of the Company’s financial statements and reports and the processes that produce them; (2) the qualifications, selection, engagement, performance and continuing independence of the Company’s independent registered public accounting firm (the “independent auditor”); (3) the performance of the Company’s internal controls, including its internal audit function; (4) the Company’s compliance with applicable legal and regulatory requirements; (5) the Company’s policies and practices with respect to the identification, mitigation and disclosure of material risks to the Company, (6) the Company’s policies and practices regarding the identification, handling and disclosure of contingent liabilities; (7) the financial performance of the Company; and (8) such other matters as may be delegated by the Board from time to time.

Although the Committee has certain powers and responsibilities under this Charter, its core function is oversight. Management of the Company is responsible for the quality, accuracy and integrity of the Company’s accounting practices, financial statements and reporting and system of internal controls. The independent auditor is responsible for performing an audit of the Company’s financial statements, expressing an opinion as to their conformity with generally accepted accounting principles (“GAAP”), and other matters as may be determined by the Board. It is not the duty or responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements present fairly the Company’s financial position and results of operations in accordance with GAAP and applicable laws, rules and regulations.

Membership

General. Members of the Committee shall be appointed by the Board. The Committee shall be comprised of at least three members of the Board, the precise number to be determined from time to time by the Board. All Committee members will be directors. No member of the

Committee shall have participated in the preparation of the Company’s financial statements at any time during the three years prior to his or her appointment to the Committee. Members of the Committee shall satisfy all applicable Nasdaq and Securities and Exchange Commission (“SEC”) independence and audit committee standards (including under SEC Rule 10A-3(b)(1)), subject to transition rules adopted by Nasdaq and the SEC from time-to-time. Notwithstanding the foregoing, one member of the Committee need not satisfy the Nasdaq independence standards if:

•	such person is not an employee or officer of the Company or a family member of an employee or officer of the Company;

•	such person does not serve on the Committee for a period of more than two years (unless, in the interim, such person satisfies all applicable Nasdaq independence standards);

•	the Committee consists of three or more members;

•	such person is not the chairperson of the Committee; and

•	the Board, under exceptional and limited circumstances, determines that such person’s membership on the Committee would be in the best interests of the Company.

Financial Literacy. All members of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In determining financial literacy, the Board may rely on such information as it believes is reasonably reliable, including representations made by current and prospective members in response to questionnaires distributed by the Company

Financial Expertise.

(a) At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. At least one member of the Committee shall qualify as an “audit committee financial expert.” To satisfy this requirement, such member must demonstrate each of the following attributes (and/or such other attributes as may be required by applicable law, rule or regulation and/or by the Board): (i) an understanding of GAAP and financial statements; (ii) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (iii) experience (x) preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues reasonably likely to be presented by the Company’s financial statements, or (y) actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls over financial reporting; and (iv) an understanding of audit committee functions. A person who satisfies this definition of audit committee financial expert will also be presumed to have financial sophistication.

(b) The designation of any person as an “audit committee financial expert” shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it increase or decrease the duties and obligations of the Committee, its members or the Board.

(c) In making the foregoing determination, the Board may rely on such information as it believes is reasonably reliable, including representations made by current and prospective members in response to questionnaires distributed by the Company.

Removal. The Board shall retain the authority to remove members of the Committee from time to time, subject to the membership requirements applicable to the Committee.

Committee Responsibilities and Powers

In furtherance of its purpose, the Committee shall have the following authority and responsibilities:

A.	Approval of Auditors, Audit Services, Audit Fees and Outside Advisors.

1. Independent Auditor; Other Accounting Firms. The Committee shall be directly responsible for the selection, appointment, compensation, oversight, evaluation and termination of:

(a) The independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or other audit related review, attestation or other work for the Company, which firm shall report directly to the Committee.

(b) Any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing any audit, review or attestation services, which firm shall also report directly to the Committee.

2. Approval of Audit Services and Fees. The Committee shall have the sole authority to approve and pre-approve all audit and permissible non-audit services to be provided by the independent auditor and all fees for such work, and establish policies and procedures for the pre-approval of any permissible non-audit services, provided that the Committee shall not approve (a) any “prohibited non-auditing services”; or (b) any payment to any audit partner of the Company’s independent auditor of any compensation based on the partner’s procuring engagements from the Company to provide any products or services other than audit, review or attest services. As used herein, the term “prohibited non-auditing services” shall mean: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the SEC, Nasdaq or the Public Company Accounting Oversight Board prohibits through rule or regulation.

3. Outside Advisors. The Committee shall have the authority to select, retain terminate and approve the fees and other terms of engagement of any special or independent legal counsel, accountants or other experts and advisors to assist the Committee in the discharge of its responsibilities.

4. Funding. The Company shall provide funding for the payment of appropriate compensation and expense reimbursement for: (a) the independent auditor engaged by the Committee for the purpose of rendering or issuing an audit report; (b) any advisors engaged by the Committee in the discharge of its duties; and (c) other expenses incurred by the Company and the Committee in carrying out its responsibilities under this Charter.

B.	Oversight of Financial Statements and Disclosure Matters.

1. Financial Statements. The Committee shall periodically review and discuss with management and the independent auditor the Company’s annual audited financial statements and quarterly financial statements and any other reports or documents containing financial information, including management’s and the independent auditor’s judgment about the quality, not just the acceptability, of the Company’s application of accounting principles and the reasonableness of significant judgments used to prepare the financial statements. Such review shall include discussion with management and the independent auditor of significant issues regarding the reasonableness of management’s application and/or use of accounting principles, the Company’s accounting practices, the judgments employed by management in connection with such practices and any material issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of actual or potential control deficiencies. Based on this review and discussion, the Committee shall recommend to the Board whether the Company’s financial statements may be relied upon as presenting fairly, in all material respects, the financial affairs of the Company for the period covered.

2. Financial Disclosures. The Committee shall periodically review with management and the independent auditor the financial statements and disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) to the extent the same may be included in the Company’s periodic reports, including management’s and the independent auditor’s judgment about the acceptability and quality of the Company’s application of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures used in the financial statements.

3. Annual Audit Results.

(a) On an annual basis, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards, including matters relating to the conduct of the audit, any problems or difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and any actual or proposed adjustments to the financial statements, and management’s response to such matters.

(b) Without excluding any other possibilities, the Committee shall review with the independent auditor (i) any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

4. Financial Reporting Issues and Judgments. On a periodic basis, the Committee shall discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, and any material issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of actual or potential control deficiencies. In making these inquiries, the Committee shall solicit the independent auditor’s views about whether management’s choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or minority practices.

5. Accounting Principles, Policies and Practices. At least once annually, the Committee shall review and discuss with the Company’s independent auditor, outside the presence of management:

(a) all critical accounting policies and practices used or to be used by the Company;

(b) the development, selection and disclosure of critical accounting estimates and analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including (i) all alternative treatments of financial information within GAAP that have been discussed with management, (ii) the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iii) any regulatory or accounting initiatives, and off-balance sheet transactions and relationships with non-consolidated entities that could have a material impact on the quality and integrity of the financial statements of the Company;

(c) the accounting treatment accorded significant transactions;

(d) any significant accounting issues addressed by the independent auditor, including any second opinions sought by management on accounting issues;

(e) the Company’s use of reserves and accruals, as reported by management and the independent auditor; and

(f) any other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6. External Disclosures of Financial Information. The Committee shall periodically review and discuss with management the Company’s policies and practices with regard to the disclosure of financial information to equity-holders, lenders, ratings agencies, regulators, suppliers, vendors and other third parties.

7. Officer Certifications. The Committee shall oversee the design, establishment and administration of policies and practices requiring the Company’s principal executive and principal financial officer to certify, in connection with the preparation and delivery of the Company’s quarterly and annual financial reports, that such reports do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading, and that the financial statements, and other financial information included in such reports, fairly present in all material respects the financial condition and results of operations of the Company and its subsidiaries.

8. Management’s Assessment of Internal Controls over Financial Reporting. On an annual basis, the Committee shall review management’s assessment of the effectiveness of the Company’s internal controls over financial reporting as of the end of the most recent fiscal year, and, to the extent furnished, the independent auditor’s report on management’s assessment of controls and their report on internal controls over financial reporting.

9. Related Party Transactions. The Committee shall perform the responsibilities of the Committee set forth in the Company’s Related Party Transactions Policy Statement.

C.	Oversight of the Company’s Independent Auditors.

1. Appointment of Auditor. In addition to its responsibilities with respect to the selection of the Company’s independent auditors and the approval of their services and fees, the Committee shall be responsible for monitoring and evaluating the performance of the Company’s independent auditors, including any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing any other audit, review or attestation for the Company.

2. Independent Auditor’s Character Statement.

(a) At least annually, the Committee shall obtain and review a formal written statement from the Company’s independent auditor with respect to an assessment of the independent auditor’s independence and all relationships between the independent auditor and the Company, including all non-audit services provided to the Company.

(b) Promptly after receiving the foregoing statement, the Committee shall discuss with the independent auditor any relationships or services disclosed in the statement that could impact the quality of audit services or the objectivity or independence of the Company’s independent auditor.

3. Statement of Fees of Independent Auditor. On an annual basis, the Committee shall obtain and review a formal written statement from the independent auditor setting forth the fees billed by such auditor in each of the last two fiscal years for each of the following categories of services: (a) the audit of the Company’s annual financial statements and the review procedures performed with respect to the Company’s quarterly financial statements or services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements of a like nature to the audit or review procedures contemplated for the Company; (b) assurance opinions and related services not included in clause (a) above that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (c) tax compliance; (d) tax advice and tax planning services, in the aggregate and by each service; and (e) all other products or services rendered to the Company, in the aggregate and by each service.

4. Auditor Independence Assessment. On an annual basis, the Committee shall obtain and review the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and proof that the independent auditor is registered as a “registered public accounting firm” as required by the Public Company Accounting Oversight Board.

5. Auditor Rotations. On an annual basis, the Committee shall consider: (a) whether steps should be taken to ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, and (b) whether in order to assure continuing auditor independence, it is appropriate to rotate the independent auditing firm itself. If the Committee answers any of these questions in the affirmative, it shall take steps to implement the necessary rotation consistent with the provisions of this Charter.

6. Solicitation or Hiring of Employees of Independent Auditor. The Committee shall develop policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company. At a minimum, these policies shall provide that any registered public accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, controller, chief accounting officer or any other person serving in an equivalent capacity for the Company was employed by the accounting firm and participated in the audit of the Company within one (1) year of the initiation of the current audit. The policy shall also prohibit the Company from soliciting any such person for employment.

8. Audit Planning. At least annually, the Committee shall meet with the independent auditor and management of the Company prior to the audit to discuss the planning and staffing of the prospective audit, the scope of the prospective audit and the audit procedures to be utilized, the estimated fees thereof and such other matters pertaining to the prospective audit as the Committee may deem appropriate. At the conclusion of the annual audit, the Committee shall review with the independent auditor and management the performance of the audit, including a comparison of the actual audit against the audit plan, together with any comments or recommendations made by the independent auditor on improving the audit process.

9. Independent Auditor Reporting Relationship.

(a) The Committee shall be responsible for overseeing the work of the independent auditor, including the resolution of any disagreement between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

(b) The independent auditor shall report directly to the Committee and shall be informed of this reporting relationship by the Committee.

(c) On a periodic basis, the Committee shall meet separately, and outside the presence of the Company’s CEO and CFO, with members of the Company’s internal audit departments (or other personnel responsible for the internal audit function), other members of management, the Company’s chief legal officer and the Company’s independent auditor to review and assess the Company’s working relationship with its independent auditor.

(d) In evaluating the Company’s relationship with its independent auditor, the Committee shall take into account the opinions of management and the staff of the Company’s internal audit department (and other personnel having significant involvement in the audit process).

D.	Oversight of Internal Audit Function.

1. Organizational Matters. To help assess and maintain the integrity of the Company’s accounting and reporting practices, the Committee shall periodically review, evaluate and satisfy itself as to the adequacy of the Company’s internal audit function (or its equivalents), including the unit’s: (a) purpose, authority and organizational reporting lines; (b) annual audit plan, budget and staffing; and (c) policies and practices with respect to the appointment, compensation and rotation of the staff of the Company’s internal audit function (or its equivalents), including the senior auditing executive and other senior level staff.

2. Internal Reports. The Committee shall periodically review any significant reports to management prepared by or on behalf of the senior internal audit executive and management’s responses and follow-up to these reports.

3. Audit Planning. On an annual basis, the Committee shall review and discuss with management the responsibilities, budget and staffing of the Company’s internal audit function (or its equivalents) and any recommended changes in the planned participation of that group in the Company’s audit by the independent auditor.

4. Effectiveness of Internal Controls. The Committee shall consider and review with management, appropriate staff of the Company’s internal audit function (or its equivalents) and the independent auditor the effectiveness or weakness in the Company’s internal controls and shall develop, in consultation with management, a timetable for implementing recommendations to correct identified weaknesses.

E.	Compliance Oversight.

1. General Responsibilities. The Committee shall be responsible for overseeing and monitoring the quality and integrity of the Company’s compliance policies and practices with respect to applicable legal and regulatory requirements, the Company’s codes of conduct, and other applicable compliance programs and requirements (collectively, “Legal and Policy Requirements”). In carrying out this oversight responsibility, the Committee shall make periodic inquiries and review and investigate matters pertaining to the compliance and integrity of the Company and its management, including matters involving actual or alleged conflicts of interest and/or breaches of Legal and Policy Requirements. These activities shall include regular reviews of the Company’s compliance policies, programs and practices generally. In connection with these reviews, the Committee shall meet with the Company’s finance and audit staff, independent auditor, legal personnel, management and employees to discuss, among other things, any significant legal, regulatory, code of conduct or other compliance related matters that could have a material adverse effect on the Company’s business, financial statements or operations, including any material communications with governmental agencies regarding compliance matters. The Committee shall review and discuss with the Company’s independent auditor any matters required to be discussed with the Company’s independent auditor under PCAOB Auditing Standards No. 16, Communications with Audit Committees.

2. Specific Activities. In performing its oversight responsibilities in the area of compliance, the Committee shall:

(a) Reports from Auditors. Receive any reports or other information from the Company’s independent auditor indicating that an illegal act has or may have occurred, and report to the independent auditor if it receives such information from sources other than the independent auditor consistent with applicable legal privileges and protections;

(b) Correspondence, Complaints and Reports of Compliance Issues. Establish procedures, with such assistance as the Committee may deem appropriate, for the receipt, retention and treatment of correspondence and complaints about accounting, internal controls, auditing matters, or compliance with Legal and Policy Requirements, including procedures for anonymous, confidential submission of concerns by Company employees regarding questionable finance, accounting, and auditing matters and/or compliance with Legal and Policy Requirements;

(c) Legal Reports. Receive, review and discuss any reports of corporate attorneys or outside counsel submitted to the Committee pursuant to applicable attorney professional responsibility standards;

(d) Regulatory Reports. Discuss with management and the independent auditor any information obtained from regulators, governmental agencies or other sources which raise issues regarding the quality or integrity of the Company’s financial statements or accounting policies or practices; and

(e) Pending and Threatened Litigation. Periodically meet with the Company’s internal legal staff and/or, as appropriate, outside counsel, to review any matter of a legal or regulatory nature that could have an adverse impact on the Company’s business prospects, financial statements or results of operations, including, without limitation, all pending and threatened litigation to which the Company and/or its subsidiaries are a party and/or to which their property may be subjected.

F.	Risk Management.

1. Investigation. The Committee shall review and discuss with management, the internal audit department (or its functional equivalents), the independent auditor, internal and outside counsel (as appropriate) the Company’s areas of material risk exposure and the steps management has taken to monitor and control such exposures, including an evaluation of the Company’s risk assessment and risk management policies and practices.

2. Mitigation. The Committee shall oversee and monitor the Company’s efforts to address material financial and other risks to the business and affairs of the Company and shall make recommendations in that regard to the Board from time to time. In assessing the Company’s risk profile, the Committee shall take into account not only potential risks to the financial and operational performance of the Company, but also risks associated with corrupt or other practices that could lead to loss or depreciation of the Company’s business reputation.

G.	Contingent Liabilities.

The Committee shall establish processes and procedures to identify and monitor contingent liabilities of the Company. The Committee shall make recommendations, from time to time, to the Board on these matters.

H.	Corporate Authorizations.

The Committee shall periodically:

1. Review and approve policies relative to the financial control, conduct, regulation and administration of the Company’s subsidiaries;

2. Review any administrative resolutions adopted from time to time pursuant to the Company’s organizational documents pertaining to the establishment of procedures relative to commitment and transaction authorizations, the determination of the officers or other persons by whom any instrument in writing or document may be executed and the manner of execution thereof;

3. Review, monitor and approve the Company’s policies with respect to corporate donations and any changes thereto; and

4. Review, monitor and approve any other financial expenditure policies that would affect the Company’s business, financial condition or reputation.

I.	Performance to Budget.

Except to the extent already covered by the Board or one of its other committees, the Committee shall meet with management on a quarterly basis to review and assess the Company’s actual financial performance for the period covered by the review, compared to (a) its then current budget and (b) the Company’s original investment plan (if different from the budget). The Committee shall seek to understand any discrepancies, whether positive or negative, and shall report its findings to the Board promptly after such meeting.

J.	Review of Debt Covenants.

On a quarterly basis, the Committee shall obtain and review a report from management demonstrating the Company’s compliance with all applicable debt covenants (to the extent such compliance can be assessed on a quarterly basis). To the extent that the Company is required to report such information to its lenders pursuant to the terms of an applicable loan facility, the Committee shall obtain and may rely on such report in fulfilment of this oversight responsibility.

K.	Other.

1. The Committee shall review and reassess at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

2. The Committee shall conduct and present to the Board an annual self-performance evaluation of the Committee.

3. The Committee shall prepare an audit committee report in accordance with SEC regulations to be included in the Company’s annual proxy statement.

Committee Structure and Operations

The Board shall designate one member of the Committee to act as its chairperson.

The Committee shall meet in person or telephonically at such times and places as shall be determined by the Committee chairperson. The chairperson, with input from the other members of the Committee, shall set the agendas for Committee meetings.

The Committee shall maintain minutes containing a summary of the actions taken at each Committee meeting, which shall be maintained in the corporate minute books of the Company and available to the Board at all times.

The Committee shall have the authority to delegate matters to subcommittees of the Committee, subject to all laws and regulations applicable to the Committee (including without limitation regulations of the SEC and Nasdaq).

This Charter shall be made available on the Company’s website at www.blue-bird.com and to any shareholder who otherwise requests a copy, and the Company’s annual proxy statement shall describe such availability.

The Committee shall meet periodically in executive session, by itself and also with the Company’s senior management, appropriate staff of the internal audit department (or its equivalent), the Company’s chief legal officer and independent auditor, outside the presence of executive management.

Approved: February 24, 2015